CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Michael D. Fowler, Chief Financial Officer, Treasurer and Secretary of Torrent Energy Corporation, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the quarterly report on Form 10-QSB of Torrent Energy Corporation for the nine month period ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Torrent Energy Corporation.

Date: February 14, 2006

/s/ Michael D. Fowler

Michael D. Fowler

Chief Financial Officer, Treasurer and Secretary

(Principal Financial Officer and Principal Accounting Officer)